UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

POPE & TALBOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7852	94-0777139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 S.W. First Avenue, Suite 200 Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 228-9161

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

(a)	Waivers under Company’s Debtor-in-Possession Credit and Security Agreement

On April 23, 2008, the Company and its wholly-owned Canadian subsidiary, Pope & Talbot Ltd., entered into a Sixteenth Waiver to Debtor-in-Possession Credit and Security Agreement (the “Sixteenth Waiver”), dated as of April 23, 2008, with Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders under the Debtor-in-Possession Credit and Security Agreement (the “DIP Agreement”). On April 25, 2008, the same parties entered into a Seventeenth Waiver to Debtor-in-Possession Credit and Security Agreement (the “Seventeenth Waiver”), dated as of April 25, 2008. Under the Sixteenth Waiver, the lenders waived any default or event of default under Section 8(aa) of the DIP Agreement resulting from the occurrence of a material adverse deviation from the budget during certain prior periods with respect to disbursements for lease payments and other items set forth in the budget, and under the Seventeenth Waiver, the lenders waived any default or event of default under Section 8(aa) of the DIP Agreement resulting from the occurrence of a material adverse deviation from the budget during certain prior periods with respect to lease payments and cash receipts set forth in the budget.

(b)	Amendment under Company’s Debtor-in-Possession Credit and Security Agreement

On April 25, 2008, Pope & Talbot, Inc. (the “Company”) and its wholly-owned Canadian subsidiary, Pope & Talbot Ltd., entered into the Fifth Amendment to Debtor-in-Possession Credit and Security Agreement (the “Fifth Amendment”) with Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders under the Debtor-in-Possession Credit and Security Agreement (the “DIP Agreement”) in order to extend the final maturity date of the DIP Agreement to May 5, 2008 and update the budget as set forth in the Fifth Amendment.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

4.1	Sixteenth Waiver to Debtor-in-Possession Credit and Security Agreement, dated as of April 23, 2008, among Pope & Talbot, Inc., Pope & Talbot Ltd., Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders.

4.2	Seventeenth Waiver to Debtor-in-Possession Credit and Security Agreement, dated as of April 25, 2008, among Pope & Talbot, Inc., Pope & Talbot Ltd., Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders.

4.3	Fifth Amendment to Debtor-in-Possession Credit and Security Agreement, dated as of April 25, 2008, among Pope & Talbot, Inc., Pope & Talbot Ltd., Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 1, 2008.

POPE & TALBOT, INC. Registrant

By	/s/ R. Neil Stuart
Name: R. Neil Stuart
Title: Vice President and Chief Financial Officer